EXHIBIT 10.11

SECOND AMENDMENT

This SECOND AMENDMENT, dated as of January 6, 2012 (this “Amendment”), amends that certain AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 6, 2006, as amended by the FIRST AMENDMENT to the same, dated as of April 15, 2009, (the “Credit Agreement”), among PACIFICORP, an Oregon corporation (“Borrower”), the banks listed on the signature pages thereto (the “Banks”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Banks (in such capacity, the “Administrative Agent”) and as issuing bank, and THE ROYAL BANK OF SCOTLAND PLC, as Syndication Agent. Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Credit Agreement.

WHEREAS, the parties hereto have agreed to amend the Credit Agreement in certain respects as more fully set forth below;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1    AMENDMENTS. Subject to satisfaction of the conditions in Section 2, the Credit Agreement is amended as follows:

Section 1.1    Addition of Definitions. Section 1.01 is amended by adding the following definition in its proper place by alphabetical order:

“Issuer Sublimit” means, for each Issuing Bank, either (i) $200,000,000 or (ii) such other amount as is agreed upon in writing, with notice given to the Administrative Agent, between such Issuing Bank and the Borrower.

Section 1.2    Amendment to the Definition of Issuing Bank. The definition of Issuing Bank is hereby amended by inserting the phrase “, Wells Fargo Bank, N.A.” after the words “means JPMCB.”

Section 1.3    Amendment to Section 2.17(a). Section 2.17(a) is hereby amended by deleting the phrase “provided further that, immediately after each Letter of Credit is issued (i) the Total Outstanding Amount shall not exceed the Total Commitment and (ii) the aggregate amount of the Letter of Credit Liabilities shall not exceed $200,000,000” in its entirety and substituting therefor the new phrase “provided further that, immediately after each Letter of Credit is issued (i) the Total Outstanding Amount shall not exceed the Total Commitment and (ii) the aggregate amount of the Letter of Credit Liabilities in respect of Letters of Credit issued by each Issuing Bank shall not exceed such Issuing Bank's Issuer Sublimit.”

Section 1.4    Amendment to Section 3.02(b). Section 3.02(b) is hereby amended by deleting the phrase “the aggregate amount of the Letter of Credit Liabilities shall not exceed $200,000,000” and inserting the phrase “the aggregate amount of the Letter of Credit Liabilities in respect of Letters of Credit issued by each Issuing Bank shall not exceed such Issuing Bank's Issuer Sublimit.”

Section 2    CONDITION PRECEDENT.     This Amendment shall become effective as of the date hereof provided that: (a) the Administrative Agent shall have received counterparts hereof signed by itself, the Borrower, the Issuing Banks and the Required Banks and (b) the Administrative Agent shall have received, with respect to each Lender that shall have delivered a signed counterpart hereof to the Administrative Agent as set forth in clause (a) above at or prior to 5:00 p.m., New York City time, on January 6, 2012, an amendment fee payable by the Borrower for the account of each such Lender in an amount equal to 0.025% of such Lender's Commitment outstanding on such date.

Section 3    REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:
Section 3.1    Corporate Authority; No Conflict.    The execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment and the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”), are within the Borrower's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action, and do not and will not (i) violate (A) the articles of incorporation or by-laws (or comparable documents) of the Borrower or any of its Consolidated Subsidiaries, (B) any applicable Law or (C) any provision of any material contract, agreement, indenture or instrument to which the Borrower or any of its Consolidated Subsidiaries is a party or by which any of its or their respective properties is bound, (ii) be in conflict with, or result in a breach of or constitute a default under, any contract, agreement, indenture or instrument referred to in the preceding subclause (i)(C), (iii) result in the creation or imposition of any Lien on the property of the Borrower or any of its Consolidated Subsidiaries not permitted under Section 5.06, or (iv) give to any Person rights to cancel, terminate or suspend performance of its obligations to the Borrower or any of its Consolidated Subsidiaries under, or accelerate payment of amounts owed by the Borrower or any of its Consolidated Subsidiaries to others under, any of the foregoing, in the case of any of the foregoing subclauses other than subclause (i)(A), that would reasonably be expected to have a material adverse effect on the ability of the Borrower to meet its commitments hereunder. This Amendment has been duly executed and delivered by the Borrower.
Section 3.2    Regulatory Approval.    The execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment and the Amended Credit Agreement, do not and will not require any registration with, consent or approval of, notice to, or other action to, with or by, any governmental authority, regulatory body or any other Person, except for (i) such filings as may be required by federal or state securities laws (which filings (to the extent so required) have been made and true and complete copies of which have been delivered to the Administrative Agent) and (ii) other filings, authorizations, consents and approvals, all of which have been made or obtained or the absence of which would not reasonably be expected to have a material adverse effect on the ability of the Borrower to meet its commitments hereunder.
Section 3.3    Enforceable Agreement.    Each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except for bankruptcy and similar laws affecting the enforcement of creditors' rights generally and for the application of general equitable principles.

Section 3.4    Material Adverse Effect; Event of Default.    (i) There has since December 31, 2010, been no change in the business, financial position or results of operations of the Borrower which would materially adversely affect the ability of the Borrower to meet its commitments under the Credit Agreement, as amended, and (ii) no Default or Event of Default has occurred and is continuing.

Section 4    MISCELLANEOUS.

Section 4.1    Continuing Effectiveness.    Except as expressly set forth herein, the Credit Agreement shall remain in full force and effect and is ratified, approved and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks, the Administrative Agent or the Issuing Banks under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

Section 4.2    Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment: (a) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

Section 4.3    Execution in Counterparts.    This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission (including by “PDF”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.4    Governing Law.    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Section 4.5    Successors and Assigns.    This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
PACIFICORP,
as Borrower

By:	/s/ Bruce N. Williams
Name: Bruce N. Williams
Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, as Issuing Bank and as a Bank

By:	/s/
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC,
as a Bank

By:	/s/
Name:
Title:
THE ROYAL BANK OF SCOTLAND N.V.,
as a Bank

By:	/s/
Name:
Title:

UNION BANK, N.A., (formerly known as Union Bank of California, N.A.), as a Bank

By:	/s/
Name:
Title:

BARCLAYS BANK PLC,
as a Bank

By:	/s/
Name:
Title:

THE BANK OF NOVA SCOTIA,
as a Bank

By:	/s/
Name:
Title:

BNP PARIBAS,
as a Bank

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Bank

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Bank

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

US BANK,
as a Bank

By:	/s/
Name:
Title:

WELLS FARGO BANK, N.A.,
as a Bank and as an Issuing Bank

By:	/s/
Name:
Title:

WILLIAM STREET COMMITMENT CORPORATION,
as a Bank

By:	/s/
Name:
Title: